SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 April 25, 2000

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the March, 2000 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the March 2000 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the March 2000 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



   April 28, 2000

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      518,213,07       2,849,09        8,662,6     11,511,744.15
A Certificate                                             904,0                         904,033.86

Totals               650,000,000      518,213,07       3,753,12        8,662,6     12,415,778.01

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  509,550,422.      6.825000%     6.845000%
A Certificate                                                              NA            NA

Totals                                             509,550,422.18

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         797.250883       4.383219      13.327157     17.710376    783.923726
A Certificate                           0.000000       1.390821       0.000000      1.390821      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  13,481,152.47   2,273,010.14     963,546.45  9,462,868.81  2,433,201.88
                 % of Pool Balan        2.52316%       0.42542%       0.18034%      1.77109%      0.45540%
                 Number of Loans             230             45             27           164            50
                 % of Loans             2.71707%       0.53160%       0.31896%      1.93739%      0.59067%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        13,875,913.95
                 % of Pool Balan        2.59704%
                 Number of Loans             238
                 % of Loans             2.81158%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   542,959,293.83
Prefunding                                                                                           0.00
Principal Reduction                                                                          8,662,651.85
Ending Aggregate Mortgage Loan Balance                                                      534,296,641.98

Beginning Aggregate Mortgage Loan Count                                                               8601
Ending Aggregate Mortgage Loan Count                                                                  8465

Current Weighted Average Coupon Rate                                                             9.578438%
Next Weighted Average Coupon Rate                                                                9.572265%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            878,375.12
Curtailments                                                                                         0.00
Prepayments                                                                                  7,185,949.32
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           598,327.41
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          240,007.67

Total Principal Reduction                                                                         8,902,659.52

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         226,233.03
Less: Amounts to Cover Interest Shortfalls                                                      11,901.00
Less: Delinquent Service Fees                                                                          55,528.00
Collected Servicing Fees for Current Period:                                                         158,804.03

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,071,180.64

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  7,185,9             598       8,422,64                                                    -
                                                                                                                   -

Total                    7,185,9             598       8,422,64                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     240,007.67          0.00 24,746,219.80

Total                                                24,746,219           240,         0.00 24,746,219.80

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00


Total              24,746,219.80            0.00







Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.025861
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                               0.00
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    66,257.74
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            3,207,209.82

Principal Collected:                                                   8,064,324.44

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 358,319.74

Delinquency Advances on Mortgage Interest:                             1,071,180.64

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                        11,998.00

Capitalized Interest Requirement:                                                       -

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                          12,713,032.64

LESS:

Servicing Fees (including PPIS):                                          170,705.03

Non Recoverable Advance                                                          707.07

Indenture Trustee Fees:                                                       3,167.26

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         56,139.75

Reimbursement of Delinquency Advances/Servicing Advances                    66,257.74

Total Reductions to Available Funds Amount:                                             297,254.63

Total Available Funds:                                                                          12,415,778.01

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      277,953,84       1,528,16        4,217,0       5,745,186.95
B Certificate                                             249,1                         249,126.62

Totals               350,000,000      277,953,84       1,777,29        4,217,0       5,994,313.57

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  273,736,827.      6.825000%     6.845000%
B Certificate                                                              NA            NA

Totals                                             273,736,827.31

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         794.153849       4.366192      12.048628     16.414820    782.105221
B Certificate                           0.000000       0.383272       0.000000      0.383272      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   7,095,445.15   1,088,541.60     410,682.18  5,646,099.60  2,002,636.96
                 % of Pool Balan        2.47175%       0.37920%       0.14306%      1.96686%      0.69763%
                 Number of Loans             119             17              6            89            27
                 % of Loans             3.11518%       0.44503%       0.15707%      2.32984%      0.70681%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan  10,532,663.61
                 % of Pool Balan        3.66913%
                 Number of Loans             163
                 % of Loans             4.26702%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   291,278,720.27
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          4,217,019.86
Ending Aggregate Mortgage Loan Balance                                                      287,061,700.41

Beginning Aggregate Mortgage Loan Count                                                                       3,875
Ending Aggregate Mortgage Loan Count                                                                          3,820

Current Weighted Average Coupon Rate                                                             9.587892%
Next Weighted Average Coupon Rate                                                                9.574066%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            392,682.72
Curtailments                                                                                         0.00
Prepayments                                                                                  2,857,567.13
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           966,770.01
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          332,339.85

Total Principal Reduction                                                                         4,549,359.71

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         121,366.13
Less: Amounts to Cover Interest Shortfalls                                                       2,021.66
Less: Delinquent Service Fees                                                                          28,822.25
Collected Servicing Fees for Current Period:                                                           90,522.22

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    560,993.20

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  2,857,5             966       3,884,68                                                    -
                                          -                                                                        -

Total                    2,857,5             966       3,884,68                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10     332,339.85          0.00 13,324,873.10

Total                                                13,324,873           332,         0.00 13,324,873.10

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00


Total              13,324,873.10            0.00







Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.04
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                              0.00
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    69,997.51
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,737,475.33

                 Principal Collected:                                  3,250,249.85

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                634,430.16

                 Delinquency Advances on Mortgage Interest:               560,993.20

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         5,795.00

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           6,188,943.54

LESS:

                 Servicing Fees (including PPIS):                           92,543.88

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                      1,699.13

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        30,111.67

                 Reimbursement of Delinquency Advances/Servicin             69,997.51

                 Total Reductions to Available Funds Amount:                            194,629.97

                 Total Available Funds:                                                           5,994,313.57

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        73,487,8          395,1        1,632,2       2,027,394.26
C Certificate                                             105,1                         105,107.12

Totals               100,000,000        73,487,8          500,2        1,632,2       2,132,501.38

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    71,855,576      6.675000%     6.695000%
C Certificate                                                              NA            NA

Totals                                               71,855,576.95

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         734.878211       3.951501      16.322441     20.273942    718.555770
C Certificate                           0.000000       0.161703       0.000000      0.161703      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   1,826,564.82     493,505.50     354,722.99  1,655,482.73    689,112.81
                 % of Pool Balan        2.38074%       0.64323%       0.46234%      2.15775%      0.89819%
                 Number of Loans              22              8              3            22             6
                 % of Loans             2.63158%       0.95694%       0.35885%      2.63158%      0.71770%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   3,565,429.25
                 % of Pool Balan        4.64717%
                 Number of Loans              39
                 % of Loans             4.66507%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   78,354,906.27
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,632,244.12
Ending Aggregate Mortgage Loan Balance                                                      76,722,662.15

Beginning Aggregate Mortgage Loan Count                                                                850
Ending Aggregate Mortgage Loan Count                                                                   836

Current Weighted Average Coupon Rate                                                             9.617514%
Next Weighted Average Coupon Rate                                                                9.618146%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             45,817.33
Curtailments                                                                                         0.00
Prepayments                                                                                  1,326,169.41
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           260,257.38
Other Principal                                                                                      0.00

Less: Realized Losses                                                                           61,046.28

Total Principal Reduction                                                                         1,693,290.40

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           32,647.87
Less: Amounts to Cover Interest Shortfalls                                                         325.19
Less: Delinquent Service Fees                                                                            7,844.76
Collected Servicing Fees for Current Period:                                                           24,477.92

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    148,349.93

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  1,326,1             260       1,571,19                                                    -
                                          -      .                                                                 -

Total                    1,326,1             260       1,571,19                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      61,046.28          0.00  4,867,085.20

Total                                                  4,867,08             61         0.00  4,867,085.20

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00


Total               4,867,085.20            0.00







Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                               0.00
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    25,864.38
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              471,788.13

                 Principal Collected:                                  1,371,986.74

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                199,211.10

                 Delinquency Advances on Mortgage Interest:               148,349.93

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         2,060.00


                 Sum of the Above Amounts:                                           2,193,395.90

LESS:

                 Servicing Fees (including PPIS):                           24,803.11

                 Non-Recoverable Advance                                                -

                 Indenture Trustee Fees:                                         457.07

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                          9,492.18

                 Reimbursement of Delinquency Advances/Servicin             25,864.38

                 Total Reductions to Available Funds Amount:                              60,894.52

                 Total Available Funds:                                                           2,132,501.38